                           Ferrex Trading Corporation
                                  (Unaudited)
                              Statements of Income
                             (Dollars in thousands)



<Cation>
                                       THREE MONTHS ENDED
                                            MARCH 31
                                       1996        1997
                                     ---------  -----------
Net sales:
  Brokerage                           $13,203      $11,037
  Scrap processing                      4,040        2,800
                                      -------      -------
                                       17,243       13,837
Cost of sales:
  Brokerage                            12,797       10,745
  Scrap processing                      3,735        2,475
                                      -------      -------
                                       16,532       13,220
                                      -------      -------
Gross profit                              711          617
Marketing fee                             441          300
                                      -------      -------
                                        1,152          917
Selling and administrative expenses       648          671
                                      -------      -------
Operating profit                          504          246
Interest expense                          (36)         (41)
Interest and other income                   2           --
                                      -------      -------
Net income                            $   470      $   205
                                      =======      =======

See accompanying notes.

                           Ferrex Trading Corporation
                                  (Unaudited)
                                 Balance Sheets
                             (Dollars in thousands)


                                                         MARCH 31,       MARCH 31,
                                                           1996            1997
                                                      --------------  --------------
ASSETS
Current assets:
  Cash                                                   $   540         $   824
  Investments available for sale
  Accounts receivable, less allowance of  $103
    and $25 for doubtful accounts                          9,406           8,933
  Accounts receivable - related party                      1,714             198
  Note receivable                                            205             154
  Inventories                                              1,309           3,133
  Prepaid expenses                                             3               3
                                                         -------         -------
Total current assets                                      13,177          13,245

Property and equipment, at cost:
  Automobiles                                                187             206
  Furniture and equipment                                    112             147
  Leasehold improvements                                      41              41
                                                         -------         -------
                                                             340             394
  Less accumulated depreciation                              185             240
                                                         -------         -------
Net property and equipment                                   155             154

Intangible pension asset                                      72              59
                                                         -------         -------
Total assets                                             $13,404         $13,458
                                                         =======         =======

                           Ferrex Trading Corporation
                                  (Unaudited)
                                 Balance Sheets
                             (Dollars in thousands)


                                                          MARCH 31,      MARCH 31,
                                                            1996           1997
                                                         ----------     -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Notes payable to related parties                        $  4,320       $   3,965
 Accounts payable                                           5,940           6,456
 Accounts payable - related party                             279             394
 Accrued liabilities:
   Payroll                                                    395              23
   Other                                                       35              53
                                                         --------       ---------
Total current liabilities                                  10,969          10,891
Deferred compensation                                         546             747
Accrued pension                                               204             284

Shareholders' equity:
 Common stock, no par value, $300 stated value
   per share, 750 shares authorized, 500 shares
   outstanding                                                150             150
  Retained earnings                                         1,535           1,386
                                                         --------         -------
Total shareholders' equity                                  1,685           1,536
                                                         --------         -------
Total liabilities and shareholders' equity               $ 13,404         $13,458
                                                         ========         =======

See accompanying notes.

                           Ferrex Trading Corporation
                                  (Unaudited)
                            Statements of Cash Flows
                             (Dollars in thousands)


                                                                                    THREE MONTHS ENDED
                                                                                     MARCH       31,
                                                                                   ---------  ---------
                                                                                     1996       1997
                                                                                   ---------  ---------
OPERATING ACTIVITIES
Net income                                                                          $   470    $   205
Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation                                                                         12         13
Net income adjusted for noncash charges                                                 482        218
Changes in operating assets and liabilities:
    Accounts receivable                                                                 240     (1,197)
    Inventory                                                                           (77)    (1,258)
    Prepaid expenses                                                                    109         21
    Accounts payable                                                                   (166)       969
    Accrued liabilities                                                                (329)      (735)
                                                                                    -------    -------
Net cash provided by (used in) operating activities                                     259     (1,982)

INVESTING ACTIVITIES
Decrease (increase) in note receivable                                                   13         10
Additions to property and equipment                                                     (22)       (20)
                                                                                    -------    -------
Net cash provided by (used in) investing activities                                      (9)       (10)

FINANCING ACTIVITIES
Borrowings under notes payable to related parties                                     2,200      2,816
Net borrowings (payments) under line of credit                                       (1,500)        --
Distributions paid to shareholders                                                     (802)        --
                                                                                    -------    -------
Net cash provided by (used in) financing activities                                    (102)     2,816
                                                                                    -------    -------
Net increase (decrease) in cash                                                         148        824
Cash at beginning of period                                                             392         --
                                                                                    -------    -------
Cash at end of period                                                               $   540    $   824
                                                                                    =======    =======
Supplemental disclosure of cash flow information:
    Cash paid during the period for interest                                        $    75    $    45
                                                                                    =======    =======

                                      See accompanying notes.

                           Ferrex Trading Corporation
                                  (Unaudited)
                         Notes to Financial Statements
                             (Dollars in thousands)

1. SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

The Company's principal activities involve the brokering of scrap iron and other metals for sale to foundries, mills and other brokers in the midwest and the sale of processed scrap metals to similar customers. The Company has significant transactions with The Isaac Corporation, a company related through common ownership.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEPRECIATION

Depreciation is principally computed on accelerated methods based upon the estimated useful lives of the assets.

INCOME TAXES

The Company has elected to be treated as a small business corporation (S Corporation) for income tax purposes. The taxable income of the Company will be included in the shareholders' personal federal and state income tax returns and accordingly no provision for federal or state income taxes has been recorded by the Company. It is the Company's policy to distribute funds to shareholders in amounts that are, at a minimum, sufficient to cover the shareholders' tax liability from the Company's taxable income.

INVENTORIES

The Company values all processable scrap metal inventories, which approximates 72% and 85% of total inventories at March 31, 1996 and 1997, respectively, on the last-in, first-out (LIFO) method. Inventories have been reduced by approximately $315 and $334 at March 31, 1996 and 1997, respectively, from amounts which would have been reported under the first-in, first-out (FIFO) method, which approximates current costs.

The nonprocessable scrap metal inventories and the capitalized labor content of processed inventories are valued at the lower of cost, determined by the first-in, first-out (FIFO) method, or market.

INVESTMENTS AVAILABLE FOR SALE

In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The Company adopted the provisions of the new standards as of December 31, 1995. At March 31, 1996, the Company's investments were recorded at fair value which approximated their cost, therefore, no adjustment to shareholders' equity was necessary to reflect unrealized gains and losses. During 1996, all of these investments were sold.

INTERIM FINANCIAL INFORMATION

The accompanying consolidated balance sheet as of March 31, 1996 and 1997, the related consolidated statements of income and cash flows for the three months ended March 31, 1996 and 1997 ("interim financial statements") have been prepared by the Company in accordance with generally accepted accounting principles for interim financial information and with Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The interim financial statements include all adjustments, consisting of only normal recurring adjustments, considered necessary for a fair presentation of the results of interim periods. Operating results for the three-month period ended March 31, 1997 are not necessarily indicative of the results that may be expected for the year ended December 31, 1997.

2.  NOTES RECEIVABLE

During 1994 and 1995, funds were advanced to and received from an unrelated entity that provides the Company certain processed products under a $2,000 demand note agreement expiring May 1, 1998 with interest at the prime rate. Amounts outstanding under the agreement were secured by substantially all assets of the borrower including accounts receivable, inventory and equipment. Amounts outstanding under the agreement at March 31, 1996 were $1,368. In 1996, all outstanding amounts were repaid, and the agreement was terminated.

Funds have also been advanced to an unrelated entity that provides the Company certain processed products under an agreement expiring in March 1999 with interest at the prime rate. The amounts outstanding under this agreement at March 31, 1996 and 1997 were $205 and $154, respectively.

At March 31, 1996 and 1997, the carrying value of the Company's notes receivable approximates their fair value based on current interest rates and the terms of the notes.

3.  NOTES PAYABLE

The Company has a secured line of credit with maximum borrowings of $5,000 at an interest rate equal to prime or at a rate of LIBOR plus 2% if the borrowings are in excess of $500 and of at least thirty days duration. The line of credit is secured by accounts receivable, inventory and equipment. Related party notes payable of $4,040 and $3,965 at March 31, 1996 and 1997, respectively are subordinate to the line of credit borrowings. No amounts were outstanding under this agreement at March 31, 1996 and 1997.

4.  LEASES

Rent expense relating to various operating leases approximated $21 and $23 for the three month periods ended March 31, 1996 and 1997, respectively.

5. RELATED PARTY TRANSACTIONS

Billings to The Isaac Corporation for brokerage marketing services rendered by the Company approximated $441 and $300 in the three month periods ended March 31, 1996 and 1997, respectively. In addition, the Company received cross-charges from The Isaac Corporation approximating $89 and $81 in the three month periods ended March 31, 1996 and March 31, 1997, respectively, primarily related to employee costs incurred on behalf of the Company.

At March 31, 1996 and 1997, the Company had demand notes payable of $4,040 and $3,965, respectively, to affiliated entities. Interest on these notes are payable monthly at the prime interest rate. Interest expense associated with these borrowings were $43 and $45 for the three month periods ended March 31, 1996 and 1997, respectively.

At March 31, 1996 and 1997, the carrying value of the Company's debt instruments approximates its fair value based on the Company's incremental borrowing rates.

6. COMMITMENTS

Effective September 11, 1996 the Company and its shareholders entered into a Close Corporation and Settlement Agreement. The agreement requires the Company to repurchase shares from the shareholders under certain circumstances and in accordance with various terms and restrictions outlined in the agreement.

In December of 1996, the Company became guarantor of a note payable and line of credit agreement of an unrelated entity that provides certain processing services to the Company. The maximum guarantee is $2,000 with approximately $1,752 outstanding under the agreement at March 31, 1997.

7. SALE OF COMPANY

Effective June 23, 1997, owners and management of the Company completed the sale of the Company to Metal Management, Inc.